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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2001

                             A.B. Watley Group Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-14897                  13-3911867
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


40 Wall Street, New York, New York                                   10005
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code      212-422-1100
                                                   -----------------


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         (Former name or former address, if changed since last report.)

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Item 7.   Financial Statements and Exhibits.

     On November 16, 2001, A.B. Watley Group Inc. (the "Company") filed a Current Report on Form 8-K to report its acquisition on November 2, 2001 of substantially all of the assets of On-Site Trading, Inc., a Delaware corporation. Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required to be filed pursuant to Form 8-K. This Amendment is filed to provide such required financial information.

(a) Financial Statements of the Business Acquired

     (i) Included herein as Exhibit 99.1 are the unaudited Condensed Consolidated Financial Statements of On-Site Trading, Inc. at September 30, 2001 and for the nine months then ended.

     (ii) Included herein as Exhibit 99.2 are the audited Consolidated Financial Statements of On-Site Trading, Inc. as of December 31, 2000 and 1999 and for the years then ended with accompanying Independent Auditor's Report.

     (iii) Included herein as Exhibit 99.3 are the audited Financial Statements and Schedules of On-Site Trading, Inc. as of December 31, 1998 and for the year then ended with accompanying Independent Auditor's Report.

(b) Pro Forma Financial Information

     The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.4:

     (i) A.B. Watley Group Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2001.

     (ii) A.B. Watley Group Inc. and Subsidiaries Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended September 30, 2001.

(c) Exhibits

23.1  Consent of Grant Thornton LLP*

23.2  Consent of M.R. Weiser & Co. LLP*

99.1 Unaudited Condensed Consolidated Financial Statements of On-Site Trading, Inc. for the nine months ended September 30, 2001

99.2 Audited Consolidated Financial Statements of On-Site Trading, Inc. as of December 31, 2000 and 1999 and for the years then ended with accompanying Independent Auditor's Report

99.3 Audited Financial Statements and Schedules of On-Site Trading, Inc. as of December 31, 1998 and for the year then ended with accompanying Independent Auditor's Report

99.4 Unaudited Pro Forma Condensed Combined Financial Statements of A.B. Watley Group Inc. as of September 30, 2001 and for the year then ended

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*     To be filed by amendment.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          A.B. WATLEY GROUP INC.

Date: January 16, 2002                    By: /s/ Joseph M. Ramos, Jr.
                                              ------------------------
                                              Joseph M. Ramos, Jr.
                                              Executive Vice President and
                                              Chief Financial Officer